                                                                       EXHIBIT 1

                             IMPERIAL SUGAR COMPANY

               FIRST AMENDMENT TO RESTRUCTURING CREDIT AGREEMENT

     First Amendment, dated as of April 5, 2002 (this "Amendment"), to the Restructuring Credit Agreement dated as of August 28, 2001 (as heretofore and hereafter amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Imperial Sugar Company, a Texas corporation (the "Borrower"), the several Lenders ("Lenders") from time to time parties thereto, and Harris Trust and Savings Bank, as Administrative Agent and Collateral Agent.

                                   WITNESSETH

     Whereas, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement;

     Whereas, the Lenders have agreed to such amendments only upon the terms and subject to the conditions set forth herein;

     Now, Therefore, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

     Section 1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

     Section 2.  Amendments to the Credit Agreement.

      2.1. The definitions of the terms "Adjusted Revolving Credit Commitments," "Applicable Overadvance Allowance or Block" "Consolidated Current Assets," "Mandatory Prepayment Percentage" and "Swing Line Commitment" appearing in Section 1.1 of the Credit Agreement shall be amended to read as follows:

          ""Adjusted Revolving Credit Commitment": as to any Lender at any time,
     (a) the amount of such Lender's Revolving Credit Commitment less (b)(i) during the period commencing on April 1, 2002, and ending on June 30, 2002, such Lender's Revolving Credit Percentage of the aggregate principal amount of CCC Loans in excess of $25,000,000, and (ii) at all other times, such Lender's Revolving Credit Percentage of the aggregate principal amount of all CCC Loans.

          "Applicable Overadvance Allowance or Block": for purposes of the calculation of availability under the revolving credit as of a date in each period set forth below, the amount set forth below for such period:

              Period                                  Amount
              ------                                  ------
April 1, 2002 through April 30, 2002                 $30,000,000
May 1, 2002 through May 31, 2002                     $35,000,000
June 1, 2002 through June 30, 2002                   $40,000,000

     The Applicable Overadvance Allowance or Block will be added to the Borrowing Base in effect during each period specified above.

          "Consolidated Current Assets": at any date, all amounts which would, in conformity with GAAP, be properly classified as current assets after deducting adequate reserves where proper, on a consolidated balance sheet of the Borrower and its Subsidiaries at such date, and including in any event the book value of the Borrower's and its Subsidiaries' investments in and advances to the SPV.

          "Mandatory Prepayment Percentage": (a) with respect to Net Cash Proceeds of Asset Sales, 100%, and (b) with respect to Net Cash Proceeds of a Recovery Event, 100%.

          "Swing Line Commitment": the obligation of the Swing Line Lender to make Swing Line Loans pursuant to Section 2.6 in an aggregate principal amount at any one time outstanding not to exceed the lesser of the Swing Line Lender's Revolving Credit Commitment and $10,000,000."

      2.2. The definition of the term "Borrowing Base" contained in Section 1.1 of the Credit Agreement shall be amended by deleting subsection (m) thereof.

      2.3. Clause (ii) of the proviso appearing in first sentence of Section 2.4(a) of the Credit Agreement shall be amended to read as follows:

          "(ii) in no event may the aggregate amount of all Borrowing Base Obligations ever exceed an amount equal to the sum of the Borrowing Base as then computed and the Applicable Overadvance Allowance or Block then in effect."

      2.4. Section 2.9 of the Credit Agreement shall be amended by adding the following provision thereto as subsection (e) thereof:

          "(e) The Borrower agrees to pay to the Administrative Agent for the account of the Lenders an amendment fee relating to the First Amendment to Restructuring Credit Agreement dated as of April 5, 2002 (the "First Amendment"), in an amount equal to $500,000, payable in three equal installments on April 30, 2002, May 31, 2002, and June 30, 2002. Such fee shall be fully earned upon the effectiveness of the First Amendment and shall be non-refundable."

      2.5. The first sentence of Section 2.12 (d) of the Credit Agreement shall be amended by inserting the phrase "(other than prepayments made pursuant to Section 2.12(e)" immediately after the reference to "Section 2.12" appearing in the second line thereof.

      2.6. Section 2.12 of the Credit Agreement shall be amended by adding the following provision thereto as subsection (e) thereof:

          "(e) If the aggregate principal amount of all Borrowing Base Obligations shall ever exceed an amount equal to the sum of the Borrowing Base as then computed and the Applicable Overadvance Allowance or Block then in effect, the Borrower shall immediately without notice or demand therefor prepay Revolving Credit Obligations and, to the extent necessary, deliver to the Administrative Agent cash collateral for outstanding Letters of Credit, in the amount necessary to eliminate such excess."

      2.7. Section 2.15(d) of the Credit Agreement shall be amended to read as follows:

          "(d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this
     Section 2.15 shall be payable from time to time on demand and interest accruing pursuant to paragraph (e) of this Section 2.15 shall be payable as provided in said paragraph (e)."

      2.8. Section 2.15 of the Credit Agreement shall be amended by adding the following provisions thereto as subsections (e) and (f):

          "(e) In addition to interest payable pursuant to any other provision of this Agreement, the Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans and on the amount of drawings under Letters of Credit which have not then been reimbursed from time to time outstanding during the period from and including April 1, 2002, through June 30, 2002, at the rate per annum (calculated on the basis of a year of 360 days and actual days elapsed) of 1.5%. On June 30, 2002, all such interests accrued with respect to Revolving Credit Loans and the amount of drawings under Letters of Credit which have not then been reimbursed shall be added to the principal balance of the Revolving Credit Loans and shall be evidenced by the promissory notes of the Borrower evidencing Revolving Credit Loans, all such interest accrued with respect to outstanding Swing Line Loans shall be added to the principal balance of the Swing Line Loans and shall be evidenced by the promissory note of the Borrower evidencing the Swing Line Loans and all such interest accrued with respect to the Term Loans shall be added to the principal balance of the Term Loans. From and after June 30, 2002, all such amounts shall be evidenced by the promissory notes of the Borrower evidencing such Term Loans, and all such amounts shall be entitled to the benefits of the Collateral, shall bear interest at the rates applicable to the relevant Loans until paid in full and shall be payable on (x) the Revolving Credit Termination Date (or such earlier date on which the Loans become due and payable pursuant to Section 8 or on which all Obligations have been fully paid, no Letters of Credit are outstanding and all Commitments have been terminated or expired) in the case of such amounts relating to Revolving Credit Loans, Swing Line Loans and the aggregate amount of drawings under

     Letters of Credit which have not then been reimbursed, and (y) on the final scheduled principal payment date set forth in Section 2.3 (or on such earlier date on which the Loans become due and payable pursuant to Section 8 or on which all Obligations have been fully paid, no Letters of Credit are outstanding and all Commitments have been terminated or expired) in the case of such amounts relating to the Term Loans.

          (f) All agreements between the Borrower, any Agent and each of the Lenders, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever, whether by reason of demand or acceleration of the maturity of any of the indebtedness hereunder or otherwise, shall the amount contracted for, charged, received, reserved, paid or agreed to be paid to any Agent or each Lender for the use, forbearance, or detention of the funds advanced hereunder or otherwise, or for the performance or payment of any covenant or obligation contained in any document executed in connection herewith (all such documents being hereinafter collectively referred to as the "Credit Documents"), exceed the highest lawful rate permissible under applicable law (the "Highest Lawful Rate"), it being the intent of the Borrower, each Agent and each of the Lenders in the execution hereof and of the Credit Documents to contract in strict accordance with applicable usury laws. If, as a result of any circumstances whatsoever, fulfillment by the Borrower of any provision hereof or of any of such documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable usury law or result in any Agent or any Lender having or being deemed to have contracted for, charged, reserved or received interest (or amounts deemed to be interest) in excess of the maximum, lawful rate or amount of interest allowed by applicable law to be so contracted for, charged, reserved or received by such Agent or such Lender, then, ipso facto, the obligation to be fulfilled by the Borrower shall be reduced to the limit of such validity, and if, from any such circumstance, such Agent or such Lender shall ever receive interest or anything which might be deemed interest under applicable law which would exceed the Highest Lawful Rate, such amount which would be excessive interest shall be refunded to the Borrower or, to the extent (i) permitted by applicable law and (ii) such excessive interest does not exceed the unpaid principal balance of the Notes and the amounts owing on other obligations of the Borrower to any Agent or any Lender under any Loan Document applied to the reduction of the principal amount owing on account of the Notes or the amounts owing on other obligations of the Borrower to any Agent or any Lender under any Loan Document and not to the payment of interest. All interest paid or agreed to be paid to the Agent or any Lenders shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period of the indebtedness hereunder until payment in full of the principal of the indebtedness hereunder (including the period of any renewal or extension thereof) so that the interest on account of the indebtedness hereunder for such full period shall not exceed the highest amount permitted by applicable law. This Section 2.15(f) shall control all agreements between the Borrower, the Agents and the Lenders.

      2.9. Section 2.18(b) of the Credit Agreement shall be amended to read as follows:

          "(b) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Term Loans shall be made pro rata according to the respective outstanding principal amounts of the Term Loans then held by the Term Loan Lenders. The amount of each optional principal prepayment of the Term Loans made pursuant to Section 2.11 hereof and each mandatory principal prepayment made pursuant to Section 2.12 (b) hereof in connection with an Asset Sale in which the Property sold or otherwise disposed of consists of a Subsidiary or a line of business that had Consolidated EBITDA during the fiscal year preceding the fiscal year in which the Asset Sale occurs of more than $2,000,000 shall be applied to reduce the then remaining installments of the Tranche A Term Loans and Tranche B Term Loans, as the case may be, pro rata based upon the then remaining principal amount thereof. The amount of each mandatory principal prepayment, other than any mandatory principal prepayment made pursuant to
     Section 2.12 (b) hereof in connection with an Asset Sale in which the Property sold or otherwise disposed of consists of a Subsidiary or a line of business that had Consolidated EBITDA during the fiscal year preceding the fiscal year in which the Asset Sale occurs of more than $2,000,000, shall be applied to reduce the then remaining installments of the Tranche A Term Loans and Tranche B Term Loans, as the case may be, in the inverse order of their respective maturities. Amounts prepaid on account of the Term Loans may not be reborrowed."

      2.10. Section 5.2(c) of the Credit Agreement shall be amended to read as follows:
          "(c) Borrowing Base. After giving effect to the requested extension of credit, the aggregate principal amount of all Borrowing Base Obligations shall not exceed an amount equal to the sum of the Borrowing Base as then computed and the Applicable Overadvance Allowance or Block then in effect."

      2.11. Section 6.2 of the Credit Agreement shall be amended by replacing the period appearing at the end of subsection (l) thereof with a semi-colon and by adding the following provisions as subsections (m) and (n) thereof:

          "(m) no later than April 22, 2002, a report in reasonable detail setting forth the Borrower's plan for improving the profitability of the Borrower's and its Subsidiaries' business, which report shall include a schedule for the implementation thereof; and

          (n) no later than May 31, 2002, a presentation by an investment bank selected by the Borrower regarding the alternatives available to the Borrower for repayment of its debt obligations."

      2.12. The row relating to the Borrower's fiscal quarter ending March 31, 2002, in table appearing in Section 7.1(a) of the Credit Agreement shall be amended to read as follows:

             "March 31, 2002                           Not tested"

      2.13. The row relating to the Borrower's fiscal quarter ending March 31, 2002, in table appearing in Section 7.1(c) of the Credit Agreement shall be amended to read as follows:

             "March 31, 2002                           Not tested"

      2.14. The row relating to the Borrower's fiscal quarter ending March 31, 2002, in table appearing in Section 7.1(d) of the Credit Agreement shall be amended to read as follows:

              March 31, 2002                           $15,753,000

      2.15. The row relating to the Borrower's fiscal quarter ending March 31, 2002, in table appearing in Section 7.1(e) of the Credit Agreement shall be amended to read as follows:


             "March 31, 2002                           Not tested"

      2.16. Section 7.5 of the Credit Agreement shall be amended by replacing the period appearing at the end of subsection (h) thereof with "; and" and by adding the following provision thereto as subsection (i):

          "(i) Dispositions of real estate described in Column A of Schedule 7.5 that are approved by (i) the Administrative Agent in the case of Dispositions in which the total cash consideration is not less than the amount set forth in Column B of Schedule 7.5 for each such Disposition, and
     (ii) the Required Lenders in all other cases."

      2.17. Section 7.7 of the Credit Agreement shall be amended to read as follows:

          "Section 7.7. Limitation on Capital Expenditures. Make or commit to make (by way of the acquisition of securities of a Person or otherwise) any Capital Expenditure, except Capital Expenditures of the Borrower and its Subsidiaries in the ordinary course of business not to exceed $20,000,000 during the Borrower's fiscal year ending September 30, 2002, provided that such Capital Expenditures are made or incurred solely to maintain the Loan Parties' current business operations and not to acquire new business enterprises or lines of business."

      2.18. The Credit Agreement shall be amended by adding thereto as Schedule
7.5 the form of Schedule 7.5 attached to this Amendment.

     Section 3. Conditions Precedent to Effectiveness. This Amendment shall become effective as of March 31, 2002 (the "Effective Date") upon satisfaction of all of the following conditions precedent:

      3.1. The execution and delivery of this Amendment by a duly authorized officer of each of the Borrower, the Agents and the Supermajority Lenders.

      3.2. Payment of the unpaid balance of the restructuring fee payable to the Administrative Agent for the account of the Lenders pursuant to Section 2.9(d) of the Credit Agreement.

      3.3. No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.

      3.4. The representations and warranties made by the Borrower in or pursuant to the Credit Agreement or any Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date).

     Section 4. Representation and Warranties. The Borrower represents and warrants to each Agent and each Lender that as of the Effective Date, after giving effect to this Amendment:

      4.1.  no Default or Event of Default has occurred and is continuing;

      4.2. the representations and warranties made by the Borrower in or pursuant to the Credit Agreement or any Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on such date (except to the extent that any such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date); and

      4.3. this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     Section 5. Continuing Effect of Credit Agreement. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower that would require an amendment, waiver or consent of the Agents or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect. Reference to this specific Amendment need not be made in any note, document, letter, certificate, the Credit Agreement itself, or any communication issued or made pursuant to or with respect to the Credit Agreement, any reference to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     Section 6. Expenses. The Borrower agrees to pay and reimburse the Agents for all of their reasonable costs and out-of-pocket expenses incurred in connection with the preparation, execution and delivery of this Amendment and ancillary documents, including, without limitation, the reasonable fees and disbursements of counsel to the Agents.

     Section 7. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all counterparts taken together shall constitute one and the same instrument.

     Section 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     In Witness Whereof, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                 Imperial Sugar Company

                                 By: /s/ Karen L. Mercer
                                 Name: Karen L. Mercer
                                 Title: VP and Treasurer

                                 Harris Trust and Savings Bank, as
                                   Administrative Agent, Collateral Agent,
                                   Issuing Lender and as a Lender

                                 By: /s/ Sandra J. Sanders
                                 Name: Sandra J. Sanders
                                 Title: Vice President

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                                 Lehman Commercial Paper Inc.

                                 By: /s/ Michele Swanson
                                 Name: Michele Swanson
                                 Title: Authorized Signatory

                                       10
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                                  Union Bank of California, N.A.

                                 By:
                                 Name:
                                 Title:

                                       11
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                                 US Bank National Association

                                 By: /s/ Harold Nelson
                                 Name: Harold Nelson
                                 Title: Vice President

                                       12
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                                 The Bank of New York

                                 By: /s/ Michael B. Scaduto
                                 Name: Michael B. Scaduto
                                 Title: Vice President

                                       13
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                                 Cooperatieve Centrale Raiffeisen-Boerenleenbank
                                   B.A., "Rabobank Nederland" New York Branch

                                 By:
                                 Name:
                                 Title:

                                 By:
                                 Name:
                                 Title:

                                       14
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                                 Farm Credit Bank of Wichita

                                 By: /s/ Travis W. Ball
                                 Name: Travis W. Ball
                                 Title: Vice President

                                       15
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                                 Frost National Bank

                                 By: /s/ Phil Dudley
                                 Name: Phil Dudley
                                 Title: Senior Vice President

                                       16
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                                 Credit Agricole Indosuez

                                 By:
                                 Name:
                                 Title:

                                 By:
                                 Name:
                                 Title:

                                       17
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                                 Wells Fargo Bank (Texas), N.A.

                                 By: /s/ Danny Oliver
                                 Name: Danny Oliver
                                 Title: Vice President

                                       18
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                                 Balanced High Yield Fund I, Ltd.,

                                 By:  ING Capital Advisors LLC,
                                      as Asset Manager

                                 By: /s/ Illegible Signature
                                 Name:
                                 Title:

                                       19
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                                 Metropolitan Life Insurance Company

                                 By: /s/ Jacqueline D. Jenkins
                                 Name: Jacqueline D. Jenkins
                                 Title: Managing Director

                                       20
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                                 Monument Capital Ltd., as Assignee

                                 By:  Alliance Capital Management L.P., as
                                      Investment Manager

                                 By: Alliance Capital Management Corporation, as General Partner

                                 By: /s/ Joel Serebransky
                                 Name: Joel Serebransky
                                 Title: Senior Vice President

                                 Oak Mountain Limited

                                 By:  Alliance Capital Management L.P., as
                                      Investment Manager

                                 By: Alliance Capital Management Corporation, as General Partner

                                 By:
                                 Name:
                                 Title:

                                       21
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                                 Van Kampen CLO I, Ltd.

                                 By: Van Kampen Management Inc., as Collateral Manager

                                 By: /s/ William Lenga
                                 Name: William Lenga
                                 Title: Vice President

                                 Van Kampen CLO II, Ltd.

                                 By: Van Kampen Management Inc., as Collateral Manager

                                 By: /s/ William Lenga
                                 Name: William Lenga
                                 Title: Vice President

                                 Van Kampen Senior Income Trust

                                 By: /s/ William Lenga
                                 Name: William Lenga
                                 Title: Vice President

                                 Van Kampen Prime Rate Income Trust

                                 By: /s/ William Lenga
                                 Name: William Lenga
                                 Title: Vice President

                                 Black Diamond CLO 1998 - 1 Ltd.

                                 By: /s/ Alan Corkish
                                 Name: Alan Corkish
                                 Title: Director

                                 Black Diamond International Funding Ltd.

                                 By: /s/ Alan Corkish
                                 Name: Alan Corkish
                                 Title: Director

                                 Black Diamond CLO 2000-1 Ltd.

                                 By: /s/ Alan Corkish
                                 Name: Alan Corkish
                                 Title: Director

                                       23
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                                 KZH Sterling LLC

                                 By:
                                 Name:
                                 Title:

                                 PAMCO Cayman Ltd.

                                 By:  Highland Capital Management, L.P. as
                                      Collateral Manager

                                 By:
                                 Name:
                                 Title:

                                 Highland Legacy Limited

                                 By:  Highland Capital Management, L.P. as
                                      Collateral Manager

                                 By:
                                 Name:
                                 Title:

                                 Highland Crusader Offshore Partners, L.P.

                                 By:  Highland Capital Management, L.P. as
                                      General Partner

                                 By:
                                 Name:
                                 Title:

                                 Lone Star Partners, L.P.

                                 By: /s/ Jerome L. Simon
                                 Name: Jerome L. Simon
                                 Title: Portfolio Manager

                                 ING Prime Rate Trust

                                 By:  ING Investments, LLC, as its Investment
                                      Manager

                                 By: /s/ Illegible Signature
                                 Name:
                                 Title: Senior Vice President

                                 Pilgrim America High Income Investments Ltd.

                                 By:  ING Investments, LLC, as its Investment
                                      Manager

                                 By: /s/ Illegible Signature
                                 Name:
                                 Title: Senior Vice President

                                 Bear, Stearns & Co. Inc.

                                 By: /s/ Gregory A. Hanler
                                 Name: Gregory A. Hanler
                                 Title: Senior Managing Director

                                       30